Exhibit 99.1

United Online Announces Sale of StayFriends

WOODLAND HILLS, Calif., March 31, 2016 — United Online, Inc. (NASDAQ: UNTD) (“United Online” or “the Company”), a leading provider of consumer services and products over the Internet, today announced that it has entered into a material definitive agreement with Ströer Content Group GmbH (DE: SAX) (“Ströer”), a leading provider of out-of-home and online advertising services based in Germany, to sell all of the stock of its wholly-owned subsidiaries, comprising its StayFriends’ business, the Company’s European websites for social networking products and services. The company will receive total cash consideration of 16.0 million euros, which includes 6.5 million euros of cash on StayFriends’ balance sheet.

“The anticipated sale of StayFriends is consistent with our strategy to exit the Social Media business following the sale of Classmates in August 2015,” commented Jeff Goldstein, Interim Chief Executive Officer of United Online. “In addition, we believe this outcome is another step towards our goal of maximizing shareholder value through our ongoing evaluation of strategic alternatives with JMP Securities.”

Mr. Goldstein continued, “This agreement is the culmination of a highly competitive and extensive process initiated on October 9, 2015 by our sell side advisor, ACXIT Capital Management, whereby ACXIT contacted a broad universe of potential strategic and financial buyers to maximize the value of StayFriends. The Board concluded that the agreement with Ströer was the superior value creating alternative for our shareholders.”

StayFriends includes five international websites in Germany, Sweden, Austria and Switzerland (www.stayfriends.de, www.stayfriends.se, www.stayfriends.at and www.stayfriends.ch, respectively), and Trombi in France (www.trombi.com).

The closing of the transaction is subject to Sections 35 et subseq. German Antitrust Act (Gesetz gegen Wettbewerbsbeschränkungen - GWB) and is expected to occur by April 30, 2016.  The Company does not intend to disclose further developments related to the strategic alternatives process until its Board of Directors approves a specific action or otherwise concludes the review of the strategic alternatives.

About United Online®

United Online, Inc. (NASDAQ: UNTD), through its operating subsidiaries, is a leading provider of consumer services and products over the Internet, where the company’s brands have attracted a large online audience that includes more than 40 million registered accounts. The Company’s primary Communications service is Internet access. The Company’s Commerce & Loyalty segment offers a loyalty marketing service which provides a complete web, browser and mobile shopper experience through online portals, apps and browser extensions. The Company’s Social Media segment provides social networking services and products. United Online is headquartered in Woodland Hills, CA, and operates through a global network of locations in the U.S., Germany, and India.

Cautionary Information Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on our current expectations, estimates and projections about our operations, industry, financial condition, performance, results of operations, and liquidity. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “projections,” “business outlook,” “estimate,” or similar expressions constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding: future financial performance and results; revenues; operating expenses; operating income (loss); capital expenditures; depreciation and amortization; stock-based compensation; restructuring and dispute settlement costs; and strategic initiatives. Potential factors that could cause actual results to differ materially from those in the forward-looking statements include, among others: the effect of competition; our inability to maintain or increase our advertising revenues; risks associated with litigation and governmental regulations or investigations, including reviews of business practices such as marketing, billing, renewal, and post-transaction sales practices; risks associated with the integration or commercialization of new businesses, products, services, applications or features, or the success of new business models; our inability to maintain or increase the number of free and pay accounts, visitors to our websites, and members; problems associated with our operations, systems or technologies, including security breaches or inappropriate access to our network systems; our inability to retain key customers, vendors and personnel; changes in tax laws, our business or other factors that would impact anticipated tax benefits; as well as the risk factors disclosed in our filings with the Securities and Exchange Commission (www.sec.gov), including, without limitation, information under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors.” Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted. Reported results should not be considered an indication of future performance. We undertake no obligation to update these forward-looking statements to reflect the impact of events or circumstances arising after the date hereof, unless required by law.

CONTACT:	Investors:
Addo Communications
Kimberly Orlando
(310) 829-5400
investors@untd.com

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